UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 2, 2010

GEOS COMMUNICATIONS, INC.
(Exact name of Company as specified in its charter)

Washington	0-27704	91-1426372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 North Carroll Avenue, Suite 120, Southlake, Texas	76092
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code:	817-240-0202

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On February 2, 2010, Geos Communications, Inc. issued a press release entitled “Geos Communications Introduces Growth and Development Strategy to Accelerate the Global Mobile Community.” A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release of Geos Communications, Inc., dated February 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOS COMMUNICATIONS, INC.
(Company)

Date February 2, 2010
By:	/s/ Andrew L. Berman
Name:	Andrew L. Berman
Title:	Chief Executive Officer